Exhibit 99.1

News Release

Contact:
Investors	Media
Greg Ketron	Barry Koling
(404)827-6714	(404)230-5268

For Immediate Release
January 18, 2006

SunTrust Reports Fourth Quarter and Full — Year 2005 Earnings
Company Wraps Up Year of Strong Growth

ATLANTA — SunTrust Banks, Inc. (NYSE: STI) today reported net income for the fourth quarter of 2005 of $513.8 million, up 13% from the fourth quarter of 2004. Net income per diluted share was $1.41, up 12% from the fourth quarter of 2004. Net income per diluted share excluding merger expense was $1.43, up 9% from the fourth quarter of 2004. Net income excluding merger expense excludes $4.1 million of after-tax merger charges incurred in the fourth quarter of 2005 associated with SunTrust’s acquisition of National Commerce Financial Corporation (‘‘NCF’’), which closed on October 1, 2004. For the full year 2005, the Company reported net income of $1,982.6 million, up from $1,572.9 million earned in the same period in 2004. Net income per diluted share was $5.45, up from $5.19 earned in the same period in 2004. Net income per diluted share excluding merger expense was $5.62 for the full year 2005, up 7% from the same period in 2004, despite the dilution effect from the NCF merger.

‘‘We’re pleased to report that the Company ended the year with another quarter of solid results, in particular net income and EPS growth. The performance-oriented business strategies we have been implementing over the past year continued to translate into significant loan and solid deposit growth. These strategies helped drive strong year-over-year revenue expansion that, coupled with continued effectiveness in expense control, resulted in positive operating leverage for 2005,’’ L. Phillip Humann, chairman and CEO of SunTrust noted. Revenue growth was 7% while core expense growth was only 4% for 2005 on an estimated historical combined basis. Mr. Humann also noted that credit quality trends continue to run better than historical experience and actually improved during the fourth quarter compared to the third quarter, with improvements experienced in key credit measures such as net charge-offs and nonperforming assets.

Discussion of Historical Results and Estimated Historical Combined Results

In order to assist investors with comparing the financial results of the now-combined SunTrust and NCF, estimated historical combined information for the full year of 2004 is presented as if the merger had been completed at the beginning of the period presented. In management’s view, the estimated historical combined financial results assist investors in better understanding the comparative performance and underlying growth dynamics of the combined Company. For further information regarding the estimated historical combined financial information, including reconciliations of certain financial information, please see Appendix B. Financial results for the fourth quarter 2004 and forward are presented on an actual historical basis as the acquisition of NCF was completed on October 1, 2004.

Fourth Quarter 2005 Summary:

	4th Quarter 2005	4th Quarter 2004	Reported % Change
Income Statement (Dollars in millions except per share data)
Net income	$513.8	$455.7	13%
Net income excluding merger expense (1)	517.9	474.2	9%
Net income per diluted share	1.41	1.26	12%
Net income per diluted share excluding merger expense (2)	1.43	1.31	9%
Revenue	1,997.5	1,859.9	7%
Noninterest expense	1,206.9	1,149.0	5%
Noninterest expense before Affordable Housing impairment charges, amortization of intangible assets and merger expense	1,164.1	1,088.8	7%
Efficiency ratio	60.42%	61.78%
Efficiency ratio excluding merger expense (3)	60.09%	60.25%
Balance Sheet (Dollars in billions)
Average loans	$113.8	$100.1	14%
Average customer deposits	95.3	90.6	5%
Asset Quality (Dollars in millions)
Net charge-offs to average loans	0.17%	0.21%
Net charge-offs	$49.9	$53.9	(7)%

•	Total average loans increased 14% and total average consumer and commercial deposits increased 5% from the fourth quarter of 2004 reflecting the effectiveness of SunTrust’s company-wide sales focus.

•	Net income increased 13% from the fourth quarter of 2004 and net income excluding merger expense increased 9%. Net income excluding merger expense increased 11% in 2005 over 2004 on an estimated historical combined basis.

•	Total revenue increased 7% from the fourth quarter of 2004 driven by fully taxable net interest income growth of 10% and noninterest income growth of 4%. For the full year, revenue grew 7% over 2004 on an estimated historical combined basis.

•	Noninterest expense before Affordable Housing impairment charges, amortization of intangible assets and merger expense increased 7% from the fourth quarter of 2004. For the full year, noninterest expense before Affordable Housing impairment charges, amortization of intangible assets and merger expense grew only 4% over 2004 on an estimated historical combined basis, the result of the continued focus on expense management and realization of cost savings related to the NCF merger.

•	Cost savings related to the NCF merger totaled $98 million for 2005, which exceeded the original estimate by 28%.

•	Revenue growth combined with expense management throughout 2005 led to positive operating leverage for the year and improvement in the efficiency ratio. The efficiency ratio for the fourth quarter of 2005 was 60.42%, a 136 basis point decrease from the fourth quarter of 2004. The efficiency ratio excluding merger expense was 60.09%, a 16 basis point decrease from the fourth quarter of 2004. The efficiency ratio excluding merger expense was 58.86% for 2005, a 140 basis point decrease from 2004 on an estimated historical combined basis.

•	Net charge-offs were 0.17% of average loans, down from 0.21% of average loans in the fourth quarter of 2004.

(1)	Excludes 4th quarter 2005 and 2004 merger expense, net of taxes, which totaled $4.1 million and $18.5 million, respectively.

(2)	Excludes 4th quarter 2005 and 2004 merger expense, net of taxes, per diluted share of $0.02 and $0.05, respectively.

(3)	Excludes 4th quarter 2005 and 2004 pretax merger expense of $6.5 million and $28.4 million, respectively, which had the effect of reducing the efficiency ratio by 33 basis points and 153 basis points, respectively.

FINANCIAL PERFORMANCE

Revenue

Total revenue was $1,997.5 million for the fourth quarter of 2005, up 7% from the fourth quarter of 2004. Revenue growth was driven by increases in both net interest income and noninterest income.

For the full year 2005, total revenue was $7,802.0 million, up from $6,348.0 million for the same period in 2004. Total revenue was up 7% from the full year 2004 on an estimated historical combined basis. Revenue growth for the full year 2005 was also driven by increases in both net interest income and noninterest income.

Net Interest Income

Fully taxable net interest income was $1,207.1 million in the fourth quarter of 2005, up 10% from the fourth quarter of 2004. The primary factor driving the net interest income growth year-over-year has been strong loan growth. Loans have grown 14% on average from the fourth quarter of 2004. The net interest margin of 3.10% for the fourth quarter of 2005 was down two basis points from the third quarter of 2005 primarily due to an increase in loans held for sale at a compressed margin. Loans held for sale increased by $3.4 billion on average, or 40%, in the fourth quarter from the third quarter of 2005, driven mainly by record mortgage volume from the third quarter. Although the net interest margin declined in the fourth quarter of 2005, fully taxable net interest income increased $31.3 million, or 11%, in the fourth quarter compared to the third quarter of 2005 on a sequential annualized basis.

For the full year 2005, fully taxable net interest income was $4,654.5 million, up from $3,743.6 million for the same period in 2004. For the full year 2005, fully taxable net interest income was up 7% from the same period in 2004 on an estimated historical combined basis.

Noninterest Income

Total noninterest income was $790.4 million for the fourth quarter of 2005, up 4% from the fourth quarter of 2004. The increase in noninterest income resulted from growth in mortgage related income, trust and investment management income and card fees.

For the full year 2005, noninterest income was $3,147.6 million, up from $2,604.4 million for the same period in 2004. For the full year 2005, noninterest income was up 6% from the same period in 2004 on an estimated historical combined basis, with the drivers being the same as noted for the fourth quarter increase.

Noninterest Expense

Total noninterest expense in the fourth quarter of 2005 was $1,206.9 million, up 5% from the fourth quarter of 2004. Total noninterest expense before Affordable Housing impairment charges, amortization of intangible assets and merger expense was up 7% from the fourth quarter of 2004.

For the full year 2005, total noninterest expense was $4,690.7 million, up from $3,897.0 million for the same period of 2004. Total noninterest expense before Affordable Housing impairment charges, amortization of intangible assets and merger expense was up 4% for the full year 2005 from the same period of 2004 on an estimated historical combined basis, demonstrating overall effective cost control and the realization of cost savings related to the NCF merger. The cost savings related to the NCF merger totaled $36 million in the fourth quarter of 2005, bringing the total cost savings to $98 million for 2005, which exceeded the original estimate of $76 million by 28%.

The revenue growth noted earlier, coupled with the successful cost controls in 2005, led to positive operating leverage and improvement in the Company’s efficiency ratio measures. The reported efficiency ratio was 60.42% for the fourth quarter of 2005 compared to 61.78% for the fourth quarter of 2004, an improvement of 136 basis points. The efficiency ratio excluding merger expense was 60.09% which compares favorably to the fourth quarter 2004 efficiency ratio excluding merger expense of 60.25%.

Balance Sheet

At December 31, 2005, SunTrust had total assets of $179.7 billion. Shareholders’ equity of $16.9 billion represented 9% of total assets. Book value per share was $46.64, up from $46.28 as of September 30, 2005.

Loans

Average loans for the fourth quarter of 2005 were $113.8 billion, up 14% from the fourth quarter of 2004. On a sequential annualized basis, average loans grew 11% from the third quarter to the fourth quarter of 2005. Areas of strongest growth in consumer lending were residential real estate and home equity. In commercial lending, loan growth was moderate to strong across most categories.

Deposits

Average consumer and commercial deposits for the fourth quarter of 2005 were $95.3 billion, up 5% from the fourth quarter of 2004. On a sequential annualized basis, average consumer and commercial deposits grew 5% from the third quarter of 2005. Time deposit growth was particularly strong in the fourth quarter, followed by growth in NOW and DDA accounts.

Asset Quality

Several key asset quality measures improved in the fourth quarter compared to the third quarter of 2005, resulting in improvement in measures the Company already believes compare very favorably with published industry averages.

Net charge-offs in the fourth quarter of 2005 were 0.17% of average loans, down from 0.27% of average loans in the third quarter of 2005, and 0.21% of average loans in the fourth quarter of 2004. Net charge-offs were $49.9 million in the fourth quarter of 2005 compared to $76.7 million in the third quarter of 2005. Nonperforming assets decreased from $362.7 million, or 0.32% of loans, other real estate owned and other repossessed assets at September 30, 2005 to $334.2 million, or 0.29% of loans, other real estate owned and other repossessed assets at December 31, 2005.

The allowance for loan and lease losses decreased slightly to $1,028.1 million at December 31, 2005 from $1,029.9 million at September 30, 2005. Provision expense decreased from $70.4 million in the third quarter of 2005 to $48.1 million in the fourth quarter of 2005. The allowance for loan and lease losses at December 31, 2005 represented 0.90% of loans, a slight decrease from 0.92% at September 30, 2005. The allowance for loan and lease losses at December 31, 2005 represented 346.9% of nonperforming loans, an increase from 312.4% at September 30, 2005.

Corresponding Financial Tables and Information

To view the corresponding financial tables and information, please refer to the Investor Relations section located under ‘‘About SunTrust’’ on our Web site at www.suntrust.com. This information may also be directly accessed via the quick link entitled ‘‘4th Quarter Earnings Release’’ on the SunTrust homepage.

Conference Call

SunTrust management will host a conference call on January 18, 2006 at 8:00 a.m. (Eastern Time) to discuss the earnings results and business trends. Individuals are encouraged to call in beginning at 7:45 a.m. (Eastern Time) by dialing 1-888-972-7805 (Passcode: 4Q05; Leader: Greg Ketron). Individuals calling from outside the United States should dial 1-517-308-9091 (Passcode: 4Q05; Leader: Greg Ketron). A replay of the call will be available beginning January 18, 2006 and ending February 1, 2006 at midnight (Eastern Time) by dialing 1-866-470-8793 (domestic) or 1-203-369-1493 (international).

Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under ‘‘Investor Relations’’

located under ‘‘About SunTrust’’ or may be accessed directly from the SunTrust home page by clicking on the earnings-related link, ‘‘4th Quarter Earnings Release’’. Beginning the afternoon of January 18, 2006, listeners may access an archived version of the presentation in the ‘‘Webcasts and Presentations’’ subsection found under ‘‘Investor Relations’’. A link to the Investor Relations page is also found in the footer of the SunTrust home page.

SunTrust Banks, Inc., headquartered in Atlanta, is one of the nation's largest banking organizations, serving a broad range of consumer, commercial, corporate and institutional clients. The Company operates an extensive branch and ATM network throughout the high-growth Southeast and Mid-Atlantic states and a full array of technology-based, 24-hour delivery channels. The Company also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the Company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust's Internet address is www.suntrust.com.

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Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company’s 2004 Annual Report on Form 10-K, in the Quarterly Reports on Form 10-Q and 10-Q/A and in the Current Reports filed on Form 8-K with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This press release contains certain non-GAAP measures to describe our Company’s performance. The reconciliation of those measures to the most directly comparable GAAP measures can be found in the financial information contained in the appendices of this press release.

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SunTrust Banks, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in millions, except per share data)

	Three Months Ended December 31			% Change	Twelve Months Ended December 31		% Change
	2005		2004		2005	2004
EARNINGS & DIVIDENDS
Net income	$513.8		$455.7	12.7%	$1,982.6	$1,572.9	26.0%
Total revenue	1,997.5		1,859.9	7.4	7,802.0	6,348.0	22.9
Total revenue excluding securities gains and losses and net gain on sale of RCM assets [1]	1,996.9		1,879.3	6.3	7,785.8	6,389.7	21.8
Earnings per share
Diluted	1.41		1.26	11.9	5.45	5.19	5.0
Basic	1.43		1.27	12.6	5.52	5.25	5.1
Dividends paid per common share	0.55		0.50	10.0	2.20	2.00	10.0
Average shares outstanding (000s)
Diluted	363,175		362,661	0.1	363,454	303,309	19.8
Basic	359,203		357,524	0.5	359,066	299,375	19.9
CONDENSED BALANCE SHEETS
Selected Average Balances
Total assets	$175,769		$156,570	12.3%	$168,089	$133,754	25.7%
Earning assets	154,380		136,450	13.1	147,435	118,906	24.0
Loans	113,828		100,137	13.7	108,742	86,214	26.1
Consumer and commercial deposits	95,257		90,601	5.1	93,355	77,092	21.1
Brokered and foreign deposits	21,010		10,671	96.9	17,052	10,041	69.8
Shareholders' equity	16,876		15,819	6.7	16,526	11,469	44.1
As of
Total assets	179,713		158,870	13.1
Earning assets	157,661		138,727	13.6
Loans	114,555		101,426	12.9
Allowance for loan and lease losses	1,028		1,050	(2.1)
Consumer and commercial deposits	97,572		92,110	5.9
Brokered and foreign deposits	24,481		11,252	117.6
Shareholders' equity	16,883		15,987	5.6
FINANCIAL RATIOS
Return on average total assets	1.16%		1.16%	—%	1.18%	1.18%	—%
Return on average assets less net unrealized securities gains [1]	1.14		1.18	(3.4)	1.17	1.19	(1.7)
Return on average total equity	12.08		11.46	5.4	12.00	13.71	(12.5)
Return on average realized equity [1]	12.63		12.54	0.7	12.67	15.65	(19.0)
Total average shareholders' equity to total average assets	9.60		10.10	(5.0)	9.83	8.58	14.6
Net interest margin [2]	3.10		3.21	(3.4)	3.16	3.15	0.3
Efficiency ratio [2]	60.42		61.78	(2.2)	60.12	61.39	(2.1)
Book value per share	46.64		44.30	5.3
CAPITAL ADEQUACY
Tier 1 capital ratio	7.00%[3]		7.16%	(2.2)%
Total capital ratio	10.40	[3]	10.36	0.4
Tier 1 leverage ratio	6.65	[3]	6.64	0.2

[1]	See Appendix A for a reconcilement of non-GAAP performance measures. "RCM" refers to Receivables Capital Management.

[2]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[3]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER FINANCIAL HIGHLIGHTS
(Dollars in millions, except per share data)

	Three Months Ended
	December 31 2005		September 30 2005	June 30 2005	March 31 2005	December 31 2004
EARNINGS & DIVIDENDS
Net income	$513.8		$510.8	$465.7	$492.3	$455.7
Total revenue	1,997.5		2,008.1	1,913.3	1,883.0	1,859.9
Total revenue excluding securities gains and losses and net gain on sale of RCM assets [1]	1,996.9		2,006.7	1,913.4	1,868.8	1,879.3
Earnings per share
Diluted	1.41		1.40	1.28	1.36	1.26
Basic	1.43		1.42	1.30	1.37	1.27
Dividends paid per common share	0.55		0.55	0.55	0.55	0.50
Average shares outstanding (000s)
Diluted	363,175		363,854	363,642	363,138	362,661
Basic	359,203		359,702	359,090	358,253	357,524
CONDENSED BALANCE SHEETS
Selected Average Balances
Total assets	$175,769		$169,934	$165,254	$161,218	$156,570
Earning assets	154,380		149,282	145,058	140,853	136,450
Loans	113,828		110,818	106,967	103,216	100,137
Consumer and commercial deposits	95,257		94,076	93,065	90,968	90,601
Brokered and foreign deposits	21,010		17,969	15,709	13,424	10,671
Shareholders' equity	16,876		16,823	16,276	16,119	15,819
As of
Total assets	179,713		172,416	168,953	164,811	158,870
Earning assets	157,661		151,469	147,996	143,678	138,727
Loans	114,555		112,411	109,594	104,761	101,426
Allowance for loan and lease losses	1,028		1,030	1,036	1,024	1,050
Consumer and commercial deposits	97,572		94,465	93,814	93,035	92,110
Brokered and foreign deposits	24,481		19,265	15,763	14,499	11,252
Shareholders' equity	16,883		16,718	16,646	16,104	15,987
FINANCIAL RATIOS
Return on average total assets	1.16%		1.19%	1.13%	1.24%	1.16%
Return on average assets less net unrealized securities gains [1]	1.14		1.18	1.11	1.23	1.18
Return on average total equity	12.08		12.05	11.48	12.39	11.46
Return on average realized equity [1]	12.63		12.81	12.02	13.23	12.54
Total average shareholders' equity to total average assets	9.60		9.90	9.85	10.00	10.10
Net interest margin [2]	3.10		3.12	3.16	3.25	3.21
Efficiency ratio [2]	60.42		58.62	61.30	60.22	61.78
Book value per share	46.64		46.28	45.96	44.59	44.30
CAPITAL ADEQUACY
Tier 1 capital ratio	7.00%[3]		7.03%	7.04%	7.07%	7.16%
Total capital ratio	10.40	[3]	10.66	10.25	10.44	10.36
Tier 1 leverage ratio	6.65	[3]	6.64	6.65	6.61	6.64

[1]	See Appendix A for a reconcilement of non-GAAP performance measures.

[2]	The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

[3]	Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	As of December 31		Increase/(Decrease)
	2005	2004	Amount	%
ASSETS
Cash and due from banks	$4,659,664	$3,876,741	$782,923	20.2%
Interest-bearing deposits in other banks	332,444	15,929	316,515	1,987.0
Trading assets	2,811,225	2,183,645	627,580	28.7
Securities available for sale [1]	26,525,821	28,941,080	(2,415,259)	(8.3)
Funds sold and securities purchased under agreements to resell	1,313,498	1,596,269	(282,771)	(17.7)
Loans held for sale	13,695,613	6,580,223	7,115,390	108.1
Loans	114,554,895	101,426,172	13,128,723	12.9
Allowance for loan and lease losses	(1,028,128)	(1,050,024)	21,896	(2.1)
Net loans	113,526,767	100,376,148	13,150,619	13.1
Goodwill	6,835,168	6,806,013	29,155	0.4
Other intangible assets	1,122,967	1,061,451	61,516	5.8
Other assets	8,889,674	7,432,285	1,457,389	19.6
Total assets[2]	$179,712,841	$158,869,784	$20,843,057	13.1
LIABILITIES
Noninterest-bearing consumer and commercial deposits	$26,327,663	$24,878,314	$1,449,349	5.8%
Interest-bearing consumer and commercial deposits	71,244,719	67,231,381	4,013,338	6.0
Total consumer and commercial deposits	97,572,382	92,109,695	5,462,687	5.9
Brokered deposits	15,644,932	6,100,911	9,544,021	156.4
Foreign deposits	8,835,864	5,150,645	3,685,219	71.5
Total deposits	122,053,178	103,361,251	18,691,927	18.1
Funds purchased and securities sold under agreements to repurchase	10,374,533	9,342,831	1,031,702	11.0
Other short-term borrowings	1,937,624	2,062,549	(124,925)	(6.1)
Long-term debt	20,786,735	22,127,166	(1,340,431)	(6.1)
Trading liabilities	1,529,325	1,098,563	430,762	39.2
Other liabilities	6,148,716	4,890,525	1,258,191	25.7
Total liabilities	162,830,111	142,882,885	19,947,226	14.0
SHAREHOLDERS' EQUITY
Preferred stock, no par value	—	—	—	—
Common stock, $1.00 par value	370,578	370,578	—	—
Additional paid in capital	6,761,684	6,749,219	12,465	0.2
Retained earnings	9,306,313	8,118,710	1,187,603	14.6
Treasury stock and other	(493,936)	(528,558)	34,622	(6.6)
Accumulated other comprehensive income	938,091	1,276,950	(338,859)	(26.5)
Total shareholders' equity	16,882,730	15,986,899	895,831	5.6
Total liabilities and shareholders' equity	$179,712,841	$158,869,784	$20,843,057	13.1
Common shares outstanding	361,984,193	360,840,710	1,143,483	0.3
Common shares authorized	750,000,000	750,000,000	—	—
Treasury shares of common stock	8,594,205	9,737,688	(1,143,483)	(11.7)

[1] Includes net unrealized gains of	$1,572,033	$2,010,165	($438,132)	(21.8)%
[2] Includes earning assets of	157,661,463	138,726,585	18,934,878	13.6

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	As of
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
ASSETS
Cash and due from banks	$4,659,664	$4,228,590	$4,476,229	$4,178,424	$3,876,741
Interest-bearing deposits in other banks	332,444	22,694	24,255	17,456	15,929
Trading assets	2,811,225	2,470,160	2,489,467	2,516,512	2,183,645
Securities available for sale [1]	26,525,821	26,867,580	28,767,390	29,374,017	28,941,080
Funds sold and securities purchased under agreements to resell	1,313,498	1,208,087	1,496,544	1,764,554	1,596,269
Loans held for sale	13,695,613	10,378,411	7,656,249	6,955,538	6,580,223
Loans	114,554,895	112,410,810	109,594,200	104,760,859	101,426,172
Allowance for loan and lease losses	(1,028,128)	(1,029,855)	(1,036,173)	(1,023,746)	(1,050,024)
Net loans	113,526,767	111,380,955	108,558,027	103,737,113	100,376,148
Goodwill	6,835,168	6,841,631	6,873,111	6,861,721	6,806,013
Other intangible assets	1,122,967	1,112,873	1,094,803	1,073,154	1,061,451
Other assets	8,889,674	7,905,115	7,516,500	8,332,465	7,432,285
Total assets [2]	$179,712,841	$172,416,096	$168,952,575	$164,810,954	$158,869,784
LIABILITIES
Noninterest-bearing consumer and commercial deposits	$26,327,663	$24,548,595	$24,514,476	$24,448,291	$24,878,314
Interest-bearing consumer and commercial deposits	71,244,719	69,916,316	69,299,154	68,587,192	67,231,381
Total consumer and commercial deposits	97,572,382	94,464,911	93,813,630	93,035,483	92,109,695
Brokered deposits	15,644,932	12,837,377	11,419,706	8,183,776	6,100,911
Foreign deposits	8,835,864	6,427,770	4,343,762	6,315,625	5,150,645
Total deposits	122,053,178	113,730,058	109,577,098	107,534,884	103,361,251
Funds purchased and securities sold under agreements to repurchase	10,374,533	9,689,204	11,911,559	10,113,705	9,342,831
Other short-term borrowings	1,937,624	3,173,951	2,728,111	2,167,383	2,062,549
Long-term debt	20,786,735	22,364,776	21,565,176	22,498,447	22,127,166
Trading liabilities	1,529,325	1,064,603	1,003,495	1,051,095	1,098,563
Other liabilities	6,148,716	5,675,754	5,520,940	5,341,181	4,890,525
Total liabilities	162,830,111	155,698,346	152,306,379	148,706,695	142,882,885
SHAREHOLDERS' EQUITY
Preferred stock, no par value	—	—	—	—	—
Common stock, $1.00 par value	370,578	370,578	370,578	370,578	370,578
Additional paid in capital	6,761,684	6,758,901	6,763,940	6,754,301	6,749,219
Retained earnings	9,306,313	8,991,168	8,679,452	8,412,574	8,118,710
Treasury stock and other	(493,936)	(541,176)	(465,736)	(523,790)	(528,558)
Accumulated other comprehensive income	938,091	1,138,279	1,297,962	1,090,596	1,276,950
Total shareholders' equity	16,882,730	16,717,750	16,646,196	16,104,259	15,986,899
Total liabilities and shareholders' equity	$179,712,841	$172,416,096	$168,952,575	$164,810,954	$158,869,784
Common shares outstanding	361,984,193	361,248,048	362,159,995	361,176,868	360,840,710
Common shares authorized	750,000,000	750,000,000	750,000,000	750,000,000	750,000,000
Treasury shares of common stock	8,594,205	9,330,350	8,418,403	9,401,530	9,737,688

[1] Includes net unrealized gains of	$1,572,033	$1,888,990	$2,032,317	$1,710,792	$2,010,165
[2] Includes earning assets of	157,661,463	151,468,752	147,995,788	143,678,144	138,726,585

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	Three Months Ended				Twelve Months Ended
	December 31		Increase/(Decrease)		December 31		Increase/(Decrease)
	2005	2004	Amount	%	2005	2004	Amount	%
Interest income	$2,175,340	$1,604,267	$571,073	35.6%	$7,731,309	$5,218,382	$2,512,927	48.2%
Interest expense	988,304	520,063	468,241	90.0	3,152,343	1,533,227	1,619,116	105.6
NET INTEREST INCOME	1,187,036	1,084,204	102,832	9.5	4,578,966	3,685,155	893,811	24.3
Provision for loan losses	48,126	37,099	11,027	29.7	176,886	135,537	41,349	30.5
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	1,138,910	1,047,105	91,805	8.8	4,402,080	3,549,618	852,462	24.0
NONINTEREST INCOME
Service charges on deposit accounts	196,792	196,960	(168)	(0.1)	772,519	700,022	72,497	10.4
Trust and investment management income	172,900	160,526	12,374	7.7	673,720	586,783	86,937	14.8
Retail investment services	53,250	53,185	65	0.1	213,274	192,811	20,463	10.6
Other charges and fees	115,507	110,509	4,998	4.5	456,481	390,494	65,987	16.9
Investment banking income	59,727	61,671	(1,944)	(3.2)	216,530	206,730	9,800	4.7
Trading account profits and commissions	19,932	44,032	(24,100)	(54.7)	137,634	127,799	9,835	7.7
Card fees	57,688	49,308	8,380	17.0	210,779	153,439	57,340	37.4
Gain on sale of RCM assets, net of related expenses	—	—	—	—	23,382	—	23,382	100.0
Other noninterest income	114,041	102,189	11,852	11.6	450,394	288,059	162,335	56.4
Securities gains/(losses)	600	(19,377)	19,977	(103.1)	(7,155)	(41,691)	34,536	(82.8)
Total noninterest income	790,437	759,003	31,434	4.1	3,147,558	2,604,446	543,112	20.9
NONINTEREST EXPENSE
Personnel expense	643,801	612,861	30,940	5.0	2,534,211	2,168,313	365,898	16.9
Net occupancy expense	83,217	78,218	4,999	6.4	312,070	268,248	43,822	16.3
Outside processing and software	92,305	81,368	10,937	13.4	357,387	286,270	71,117	24.8
Equipment expense	49,494	50,765	(1,271)	(2.5)	204,038	184,865	19,173	10.4
Marketing and customer development	50,133	34,389	15,744	45.8	156,711	128,291	28,420	22.2
Amortization of intangible assets	28,192	31,759	(3,567)	(11.2)	118,964	77,582	41,382	53.3
Merger expense	6,538	28,401	(21,863)	(77.0)	98,642	28,401	70,241	247.3
Other noninterest expense	253,247	231,231	22,016	9.5	908,706	755,068	153,638	20.3
Total noninterest expense	1,206,927	1,148,992	57,935	5.0	4,690,729	3,897,038	793,691	20.4
INCOME BEFORE INCOME TAXES	722,420	657,116	65,304	9.9	2,858,909	2,257,026	601,883	26.7
Provision for income taxes	208,614	201,387	7,227	3.6	876,335	684,125	192,210	28.1
NET INCOME	$513,806	$455,729	$58,077	12.7	$1,982,574	$1,572,901	$409,673	26.0
Net interest income (taxable-equivalent) [1]	$1,207,061	$1,100,888	$106,173	9.6	$4,654,458	$3,743,553	$910,905	24.3
Earnings per share
Diluted	1.41	1.26	0.15	11.9	5.45	5.19	0.26	5.0
Basic	1.43	1.27	0.16	12.6	5.52	5.25	0.27	5.1
Cash dividends paid per common share	0.55	0.50	0.05	10.0	2.20	2.00	0.20	10.0
Average shares outstanding (000s)
Diluted	363,175	362,661	514	0.1	363,454	303,309	60,145	19.8
Basic	359,203	357,524	1,679	0.5	359,066	299,375	59,691	19.9

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

	Three Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Interest income	$2,175,340	$1,996,674	$1,843,273	$1,716,022	$1,604,267
Interest expense	988,304	840,013	719,564	604,462	520,063
NET INTEREST INCOME	1,187,036	1,156,661	1,123,709	1,111,560	1,084,204
Provision for loan losses	48,126	70,393	47,811	10,556	37,099
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	1,138,910	1,086,268	1,075,898	1,101,004	1,047,105
NONINTEREST INCOME
Service charges on deposit accounts	196,792	198,348	193,276	184,103	196,960
Trust and investment management income	172,900	168,802	167,503	164,515	160,526
Retail investment services	53,250	52,257	52,624	55,143	53,185
Other charges and fees	115,507	117,341	112,258	111,375	110,509
Investment banking income	59,727	53,090	53,706	50,007	61,671
Trading account profits and commissions	19,932	41,837	31,819	44,046	44,032
Card fees	57,688	52,924	52,011	48,156	49,308
Gain on sale of RCM assets, net of related expenses	—	3,508	—	19,874	—
Other noninterest income	114,041	146,360	107,739	82,254	102,189
Securities gains/(losses)	600	(2,069)	(27)	(5,659)	(19,377)
Total noninterest income	790,437	832,398	770,909	753,814	759,003
NONINTEREST EXPENSE
Personnel expense	643,801	632,333	623,284	634,793	612,861
Net occupancy expense	83,217	79,519	73,483	75,851	78,218
Outside processing and software	92,305	92,952	89,282	82,848	81,368
Equipment expense	49,494	50,083	51,579	52,882	50,765
Marketing and customer development	50,133	38,651	36,298	31,629	34,389
Amortization of intangible assets	28,192	29,737	29,818	31,217	31,759
Merger expense	6,538	12,104	54,262	25,738	28,401
Other noninterest expense	253,247	241,692	214,819	198,948	231,231
Total noninterest expense	1,206,927	1,177,071	1,172,825	1,133,906	1,148,992
INCOME BEFORE INCOME TAXES	722,420	741,595	673,982	720,912	657,116
Provision for income taxes	208,614	230,821	208,282	228,618	201,387
NET INCOME	$513,806	$510,774	$465,700	$492,294	$455,729
Net interest income (taxable-equivalent) [1]	$1,207,061	$1,175,742	$1,142,429	$1,129,226	$1,100,888
Earnings per share
Diluted	1.41	1.40	1.28	1.36	1.26
Basic	1.43	1.42	1.30	1.37	1.27
Cash dividends paid per common share	0.55	0.55	0.55	0.55	0.50
Average shares outstanding (000s)
Diluted	363,175	363,854	363,642	363,138	362,661
Basic	359,203	359,702	359,090	358,253	357,524

[1]	Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended
	December 31, 2005			September 30, 2005
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$29,893.4	$422.7	5.66%	$28,250.5	$388.4	5.50%
Real estate construction	10,147.9	173.9	6.80	9,515.7	152.6	6.36
Real estate equity	13,067.7	218.2	6.62	12,648.6	195.7	6.14
Real estate commercial	12,792.1	201.7	6.26	12,872.0	193.0	5.95
Commercial	32,997.2	466.5	5.61	32,601.7	428.7	5.22
Business credit card	271.8	4.2	6.21	223.5	3.8	6.89
Consumer – direct	5,438.2	83.8	6.11	5,173.0	76.7	5.88
Consumer – indirect	8,899.1	122.0	5.44	9,179.8	124.9	5.40
Nonaccrual and restructured	320.2	3.5	4.31	353.6	3.8	4.25
Total loans	113,827.6	1,696.5	5.91	110,818.4	1,567.6	5.61
Securities available for sale:
Taxable	24,005.4	273.8	4.56	25,252.1	281.6	4.46
Tax-exempt	908.1	13.3	5.87	872.2	12.9	5.91
Total securities available for sale	24,913.5	287.1	4.61	26,124.3	294.5	4.51
Funds sold and securities purchased under
agreement to resell	1,068.4	10.4	3.82	1,391.8	11.9	3.35
Loans held for sale	11,980.8	180.9	6.04	8,571.5	123.0	5.74
Interest-bearing deposits	31.9	0.3	3.96	18.5	0.2	3.72
Trading assets	2,557.7	20.2	3.13	2,357.3	18.6	3.12
Total earning assets	154,379.9	2,195.4	5.64	149,281.8	2,015.8	5.36
Allowance for loan losses	(1,034.8)			(1,036.5)
Cash and due from banks	4,349.2			4,226.8
Premises and equipment	1,833.5			1,842.6
Other assets	14,370.1			13,517.1
Unrealized gains on securities
available for sale	1,871.2			2,102.2
Total assets	$175,769.1			$169,934.0
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$17,011.3	$52.2	1.22%	$16,853.1	$44.3	1.04%
Money market accounts	25,797.6	128.6	1.98	26,299.7	125.5	1.89
Savings	5,472.9	13.7	0.99	5,865.1	13.6	0.92
Consumer time	13,231.5	106.8	3.20	12,419.3	91.7	2.93
Other time	9,050.8	82.2	3.60	8,117.1	67.5	3.30
Total interest-bearing consumer and commercial deposits	70,564.1	383.5	2.16	69,554.3	342.6	1.95
Brokered deposits	13,658.6	142.8	4.09	10,940.4	94.6	3.38
Foreign deposits	7,351.3	74.9	3.99	7,028.8	61.5	3.42
Total interest-bearing deposits	91,574.0	601.2	2.60	87,523.5	498.7	2.26
Funds purchased and securities sold under agreements to repurchase	11,194.4	106.0	3.71	10,139.2	82.0	3.16
Other short-term borrowings	2,800.6	30.7	4.35	2,625.9	24.9	3.76
Long-term debt	21,189.9	250.4	4.69	21,929.4	234.5	4.24
Total interest-bearing liabilities	126,758.9	988.3	3.09	122,218.0	840.1	2.73
Noninterest-bearing deposits	24,693.0			24,521.5
Other liabilities	7,441.6			6,371.6
Shareholders' equity	16,875.6			16,822.9
Total liabilities and shareholders' equity	$175,769.1			$169,934.0
Interest Rate Spread			2.55%			2.63%
Net Interest Income – FTE		$1,207.1			$1,175.7
Net Interest Margin			3.10%			3.12%

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	Three Months Ended
	June 30, 2005			March 31, 2005			December 31, 2004
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$26,224.1	$347.8	5.31%	$23,435.7	$300.5	5.13%	$22,461.0	$285.8	5.09%
Real estate construction	9,196.9	137.6	6.00	9,621.2	134.8	5.68	9,054.6	121.0	5.32
Real estate equity	12,134.7	173.7	5.74	11,573.7	152.8	5.35	11,016.4	133.3	4.81
Real estate commercial	12,214.5	171.9	5.64	9,537.0	124.8	5.31	9,547.2	120.7	5.03
Commercial	32,393.4	398.6	4.94	33,423.9	394.9	4.79	32,223.1	360.5	4.45
Business credit card	213.1	3.5	6.52	197.7	3.4	6.81	192.6	3.2	6.69
Consumer – direct	5,404.7	79.3	5.88	6,767.2	96.6	5.79	6,706.9	93.6	5.55
Consumer – indirect	8,861.1	117.7	5.33	8,384.4	112.1	5.42	8,661.6	120.1	5.52
Nonaccrual and restructured	324.2	3.1	3.78	275.0	2.8	4.19	274.1	3.4	4.90
Total loans	106,966.7	1,433.2	5.37	103,215.8	1,322.7	5.20	100,137.5	1,241.6	4.93
Securities available for sale:
Taxable	26,526.7	293.3	4.42	26,477.7	288.3	4.36	26,389.5	275.1	4.17
Tax-exempt	857.8	12.7	5.93	836.1	12.7	6.10	848.6	13.0	6.11
Total securities available for sale	27,384.5	306.0	4.47	27,313.8	301.0	4.41	27,238.1	288.1	4.23
Funds sold and securities purchased under agreement to resell	1,560.7	11.2	2.84	1,604.3	9.7	2.41	1,301.2	6.0	1.82
Loans held for sale	6,783.0	95.7	5.65	6,393.2	86.1	5.39	5,607.0	74.7	5.33
Interest-bearing deposits	31.9	0.3	3.85	17.5	0.1	1.60	20.9	0.1	1.35
Trading assets	2,330.9	15.6	2.68	2,308.2	14.1	2.48	2,145.7	10.5	1.94
Total earning assets	145,057.7	1,862.0	5.15	140,852.8	1,733.7	4.99	136,450.4	1,621.0	4.73
Allowance for loan losses	(1,030.7)			(1,065.5)			(1,094.5)
Cash and due from banks	4,368.5			4,309.5			4,136.4
Premises and equipment	1,848.1			1,862.9			1,839.9
Other assets	13,218.4			13,225.7			13,181.2
Unrealized gains on securities available for sale	1,791.6			2,032.8			2,056.7
Total assets	$165,253.6			$161,218.2			$156,570.1
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$17,519.6	$38.6	0.88%	$17,479.8	$33.8	0.78%	$16,940.7	$28.3	0.66%
Money market accounts	25,472.9	102.7	1.62	24,767.4	82.1	1.34	24,507.0	66.3	1.08
Savings	6,462.4	14.2	0.88	7,506.9	15.5	0.84	8,139.3	16.8	0.82
Consumer time	12,122.0	81.2	2.69	12,324.0	75.1	2.47	12,083.9	73.6	2.42
Other time	7,177.9	54.2	3.03	5,166.6	34.9	2.74	4,748.8	30.2	2.53
Total interest-bearing consumer and commercial deposits	68,754.8	290.9	1.70	67,244.7	241.4	1.46	66,419.7	215.2	1.29
Brokered deposits	9,580.3	75.9	3.14	6,462.1	41.1	2.54	5,966.1	32.3	2.11
Foreign deposits	6,128.9	43.8	2.82	6,962.3	40.0	2.30	4,704.5	23.0	1.91
Total interest-bearing deposits	84,464.0	410.6	1.95	80,669.1	322.5	1.62	77,090.3	270.5	1.40
Funds purchased and securities sold under agreements to repurchase	9,848.0	68.0	2.73	10,134.0	56.2	2.22	9,407.1	40.3	1.68
Other short-term borrowings	2,634.1	22.5	3.42	2,591.3	17.0	2.65	2,219.7	11.5	2.06
Long-term debt	21,547.2	218.5	4.07	22,197.7	208.8	3.82	21,961.6	197.8	3.58
Total interest-bearing liabilities	118,493.3	719.6	2.44	115,592.1	604.5	2.12	110,678.7	520.1	1.87
Noninterest-bearing deposits	24,309.7			23,723.1			24,181.7
Other liabilities	6,175.0			5,783.6			5,890.7
Shareholders' equity	16,275.6			16,119.4			15,819.0
Total liabilities and shareholders' equity	$165,253.6			$161,218.2			$156,570.1
Interest Rate Spread			2.71%			2.87%			2.86%
Net Interest Income – FTE		$1,142.4			$1,129.2			$1,100.9
Net Interest Margin			3.16%			3.25%			3.21%

SunTrust Banks, Inc. and Subsidiaries
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable-equivalent basis)

	Twelve Months Ended
	December 31, 2005			December 31, 2004
	Average Balances	Interest Income/ Expense	Yields/ Rates	Average Balances	Interest Income/ Expense	Yields/ Rates
ASSETS
Loans:
Real estate 1-4 family	$26,972.2	$1,459.4	5.41%	$19,961.9	$1,015.0	5.08%
Real estate construction	9,621.6	598.9	6.22	5,728.3	275.4	4.81
Real estate equity	12,361.1	740.4	5.99	8,502.6	370.4	4.36
Real estate commercial	11,865.6	691.4	5.83	9,427.9	446.0	4.73
Commercial	32,852.2	1,688.7	5.14	28,962.4	1,134.5	3.92
Business credit card	226.7	14.9	6.58	160.5	10.7	6.69
Consumer – direct	5,690.7	336.3	5.91	4,375.4	221.5	5.06
Consumer – indirect	8,833.4	476.7	5.40	8,802.4	501.6	5.70
Nonaccrual and restructured	318.5	13.2	4.14	293.1	19.0	6.48
Total loans	108,742.0	6,019.9	5.54	86,214.5	3,994.1	4.63
Securities available for sale:
Taxable	25,557.9	1,137.0	4.45	23,429.8	917.1	3.91
Tax-exempt	868.7	51.7	5.95	617.1	37.7	6.11
Total securities available for sale	26,426.6	1,188.7	4.50	24,046.9	954.8	3.97
Funds sold and securities purchased under agreement to resell	1,404.8	43.2	3.08	1,376.9	18.6	1.35
Loans held for sale	8,447.8	485.7	5.75	5,427.1	281.3	5.18
Interest-bearing deposits	25.0	0.9	3.47	18.1	0.2	0.98
Trading assets	2,389.1	68.4	2.86	1,822.1	27.8	1.53
Total earning assets	147,435.3	7,806.8	5.30	118,905.6	5,276.8	4.44
Allowance for loan losses	(1,041.8)			(989.5)
Cash and due from banks	4,313.4			3,732.9
Premises and equipment	1,846.6			1,672.7
Other assets	13,585.9			8,060.4
Unrealized gains on securities
available for sale	1,949.4			2,372.2
Total assets	$168,088.8			$133,754.3
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
NOW accounts	$17,213.7	$168.9	0.98%	$13,777.5	$71.0	0.52%
Money market accounts	25,589.2	438.9	1.72	22,864.7	198.9	0.87
Savings	6,320.0	57.1	0.90	7,225.4	55.5	0.77
Consumer time	12,526.4	354.8	2.83	8,333.5	182.0	2.18
Other time	7,390.7	238.7	3.23	3,843.3	92.8	2.42
Total interest-bearing consumer and commercial deposits	69,040.0	1,258.4	1.82	56,044.4	600.2	1.07
Brokered deposits	10,182.2	354.5	3.48	4,273.5	87.9	2.06
Foreign deposits	6,869.3	220.1	3.20	5,767.9	78.1	1.35
Total interest-bearing deposits	86,091.5	1,833.0	2.13	66,085.8	766.2	1.16
Funds purchased and securities sold under agreements to repurchase	10,331.3	312.2	3.02	9,796.7	108.6	1.11
Other short-term borrowings	2,663.5	94.9	3.57	1,709.9	30.2	1.77
Long-term debt	21,713.9	912.2	4.20	18,075.4	628.2	3.48
Total interest-bearing liabilities	120,800.2	3,152.3	2.61	95,667.8	1,533.2	1.60
Noninterest-bearing deposits	24,315.0			21,047.1
Other liabilities	6,447.3			5,569.9
Shareholders' equity	16,526.3			11,469.5
Total liabilities and shareholders' equity	$168,088.8			$133,754.3
Interest Rate Spread			2.69%			2.84%
Net Interest Income – FTE		$4,654.5			$3,743.6
Net Interest Margin			3.16%			3.15%

SunTrust Banks, Inc. and Subsidiaries
OTHER FINANCIAL DATA

(Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	December 31		% Change	December 31		% Change
	2005	2004		2005	2004
CREDIT DATA
Allowance for loan and lease losses – beginning	$1,029,855	$892,974	15.3%	$1,050,024	$941,922	11.5%
Allowance from acquisitions and other activity – net	—	173,844	(100.0)	—	173,844	(100.0)
Provision for loan losses	48,126	37,099	29.7	176,886	135,537	30.5
Charge-offs
Commercial	(23,157)	(24,335)	(4.8)	(111,996)	(114,608)	(2.3)
Real estate:
Construction	(3,265)	(1,002)	225.8	(6,001)	(4,115)	45.8
Residential mortgages	(13,914)	(7,912)	75.9	(47,341)	(32,822)	44.2
Other	(1,551)	(1,218)	27.3	(3,097)	(5,515)	(43.8)
Consumer loans	(37,850)	(51,352)	(26.3)	(146,810)	(159,021)	(7.7)
Total charge-offs	(79,737)	(85,819)	(7.1)	(315,245)	(316,081)	(0.3)
Recoveries
Commercial	9,561	14,295	(33.1)	36,308	49,943	(27.3)
Real estate:
Construction	90	61	47.5	798	113	606.2
Residential mortgages	4,286	2,826	51.7	14,287	9,668	47.8
Other	369	679	(45.7)	2,678	1,392	92.4
Consumer loans	15,578	14,065	10.8	62,392	53,686	16.2
Total recoveries	29,884	31,926	(6.4)	116,463	114,802	1.4
Net charge-offs	(49,853)	(53,893)	(7.5)	(198,782)	(201,279)	(1.2)
Allowance for loan and lease losses – ending	$1,028,128	$1,050,024	(2.1)	$1,028,128	$1,050,024	(2.1)
Net charge-offs to average loans	0.17%	0.21%	(19.0)%	0.18%	0.23%	(21.7)%
Period Ended
Nonaccrual loans
Commercial	$70,880	$130,961	(45.9)%
Real estate:
Construction	24,442	32,842	(25.6)
Residential mortgages	103,317	104,452	(1.1)
Other	44,603	36,684	21.6
Consumer loans	28,732	49,302	(41.7)
Total nonaccrual loans	271,974	354,241	(23.2)
Restructured loans	24,399	19,049	28.1
Total nonperforming loans	296,373	373,290	(20.6)
Other real estate owned (OREO)	30,682	28,619	7.2
Other repossessed assets	7,160	8,749	(18.2)
Total nonperforming assets	$334,215	$410,658	(18.6)
Total nonperforming loans to total loans	0.26%	0.37%	(29.7)%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.29	0.40	(27.5)
Allowance to period-end loans	0.90	1.04	(13.5)
Allowance to nonperforming loans	346.9	281.3	23.3

SunTrust Banks, Inc. and Subsidiaries
FIVE QUARTER OTHER FINANCIAL DATA

(Dollars in thousands)

	Three Months Ended
	December 31 2005	September 30 2005	% Change	June 30 2005	March 31 2005	December 31 2004
CREDIT DATA
Allowance for loan and lease losses – beginning	$1,029,855	$1,036,173	(0.6)%	$1,023,746	$1,050,024	$892,974
Allowance from acquisitions and other activity – net	—	—	—	—	—	173,844
Provision for loan losses	48,126	70,393	(31.6)	47,811	10,556	37,099
Charge-offs
Commercial	(23,157)	(52,450)	(55.8)	(19,779)	(16,610)	(24,335)
Real estate:
Construction	(3,265)	(748)	336.5	(1,191)	(797)	(1,002)
Residential mortgages	(13,914)	(16,098)	(13.6)	(8,856)	(8,473)	(7,912)
Other	(1,551)	(328)	372.9	(393)	(825)	(1,218)
Consumer loans	(37,850)	(34,990)	8.2	(35,582)	(38,388)	(51,352)
Total charge-offs	(79,737)	(104,614)	(23.8)	(65,801)	(65,093)	(85,819)
Recoveries
Commercial	9,561	7,732	23.7	9,278	9,737	14,295
Real estate:
Construction	90	205	(56.1)	312	191	61
Residential mortgages	4,286	4,167	2.9	3,860	1,974	2,826
Other	369	1,415	(73.9)	556	338	679
Consumer loans	15,578	14,384	8.3	16,411	16,019	14,065
Total recoveries	29,884	27,903	7.1	30,417	28,259	31,926
Net charge-offs	(49,853)	(76,711)	(35.0)	(35,384)	(36,834)	(53,893)
Allowance for loan and lease losses – ending	$1,028,128	$1,029,855	(0.2)	$1,036,173	$1,023,746	$1,050,024
Net charge-offs to average loans	0.17%	0.27%	(37.0)%	0.13%	0.14%	0.21%
Period Ended
Nonaccrual loans
Commercial	$70,880	$98,291	(27.9)%	$116,609	$116,386	$130,961
Real estate:
Construction	24,442	33,182	(26.3)	50,311	36,793	32,842
Residential mortgages	103,317	101,826	1.5	102,201	112,166	104,452
Other	44,603	50,546	(11.8)	36,456	45,192	36,684
Consumer loans	28,732	23,943	20.0	22,441	26,520	49,302
Total nonaccrual loans	271,974	307,788	(11.6)	328,018	337,057	354,241
Restructured loans	24,399	21,876	11.5	21,236	20,071	19,049
Total nonperforming loans	296,373	329,664	(10.1)	349,254	357,128	373,290
Other real estate owned (OREO)	30,682	26,013	17.9	25,263	27,555	28,619
Other repossessed assets	7,160	7,060	1.4	5,786	7,662	8,749
Total nonperforming assets	$334,215	$362,737	(7.9)	$380,303	$392,345	$410,658
Total nonperforming loans to total loans	0.26%	0.29%	(10.3)%	0.32%	0.34%	0.37%
Total nonperforming assets to total loans plus OREO and other repossessed assets	0.29	0.32	(9.4)	0.35	0.37	0.40
Allowance to period-end loans	0.90	0.92	(2.2)	0.95	0.98	1.04
Allowance to nonperforming loans	346.9	312.4	11.0	296.7	286.7	281.3

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE

(Dollars in thousands)

	Three Months Ended					Twelve Months Ended
	December 31 2005	September 30 2005	June 30 2005	March 31 2005	December 31 2004	December 31
						2005	2004
NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE
Net income	$513,806	$510,774	$465,700	$492,294	$455,729	$1,982,574	$1,572,901
Securities (gains)/losses, net of tax	(372)	1,283	17	3,509	12,595	4,436	27,099
Net income excluding securities gains and losses	513,434	512,057	465,717	495,803	468,324	1,987,010	1,600,000
The Coca-Cola Company dividend, net of tax	(12,027)	(12,028)	(12,027)	(12,028)	(10,739)	(48,112)	(42,957)
Net income excluding securities (gains)/losses and The Coca-Cola Company dividend	$501,407	$500,029	$453,690	$483,775	$457,585	$1,938,898	$1,557,043
Total average assets	$175,769,140	$169,933,960	$165,253,589	$161,218,222	$156,570,092	$168,088,771	$133,754,293
Average net unrealized securities gains	(1,871,230)	(2,102,257)	(1,791,566)	(2,032,787)	(2,056,737)	(1,949,436)	(2,372,246)
Average assets less net unrealized securities gains	$173,897,910	$167,831,703	$163,462,023	$159,185,435	$154,513,355	$166,139,335	$131,382,047
Total average equity	$16,875,645	$16,822,919	$16,275,567	$16,119,430	$15,818,968	$16,526,282	$11,469,482
Average accumulated other comprehensive income	(1,126,701)	(1,331,103)	(1,139,477)	(1,285,278)	(1,304,553)	(1,220,508)	(1,517,227)
Total average realized equity	$15,748,944	$15,491,816	$15,136,090	$14,834,152	$14,514,415	$15,305,774	$9,952,255
Return on average total assets	1.16%	1.19%	1.13%	1.24%	1.16%	1.18%	1.18%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	(0.02)	(0.01)	(0.02)	(0.01)	0.02	(0.01)	0.01
Return on average total assets less net unrealized securities gains[1]	1.14%	1.18%	1.11%	1.23%	1.18%	1.17%	1.19%
Return on average total shareholders' equity	12.08%	12.05%	11.48%	12.39%	11.46%	12.00%	13.71%
Impact of excluding net realized and unrealized securities gains/ losses and The Coca-Cola Company dividend	0.55	0.76	0.54	0.84	1.08	0.67	1.94
Return on average realized shareholders' equity [2]	12.63%	12.81%	12.02%	13.23%	12.54%	12.67%	15.65%
Noninterest income	$790,437	$832,398	$770,909	$753,814	$759,003	$3,147,558	$2,604,446
Securities (gains)/losses	(600)	2,069	27	5,659	19,377	7,155	41,691
Gain on sale of RCM assets, net of related expenses	—	(3,508)	—	(19,874)	—	(23,382)	—
Total noninterest income excluding securities (gains)/losses and net gain on sale of RCM assets[3]	$789,837	$830,959	$770,936	$739,599	$778,380	$3,131,331	$2,646,137
Net interest income	$1,187,036	$1,156,661	$1,123,709	$1,111,560	$1,084,204	$4,578,966	$3,685,155
FTE adjustment	20,025	19,081	18,720	17,666	16,684	75,492	58,398
Net interest income – FTE	1,207,061	1,175,742	1,142,429	1,129,226	1,100,888	4,654,458	3,743,553
Noninterest income	790,437	832,398	770,909	753,814	759,003	3,147,558	2,604,446
Total revenue	1,997,498	2,008,140	1,913,338	1,883,040	1,859,891	7,802,016	6,347,999
Securities (gains)/losses	(600)	2,069	27	5,659	19,377	7,155	41,691
Gain on sale of RCM assets, net of related expenses	—	(3,508)	—	(19,874)	—	(23,382)	—
Total revenue excluding securities (gains)/losses and net gain on sale of RCM assets[3]	$1,996,898	$2,006,701	$1,913,365	$1,868,825	$1,879,268	$7,785,789	$6,389,690

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, continued

(Dollars in thousands)

	Three Months Ended
	December 31 2005	September 30 2005	%[4] Change	December 31 2005	December 31 2004	% Change
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
Noninterest bearing deposits	$24,693,026	$24,521,452	0.7	$24,693,026	$24,181,729	2.1
NOW accounts	17,011,346	16,853,139	0.9	17,011,346	16,940,751	0.4
Savings	5,472,928	5,865,099	(6.7)	5,472,928	8,139,263	(32.8)
Total average low cost consumer and commercial deposits	$47,177,300	$47,239,690	(0.1)	$47,177,300	$49,261,743	(4.2)

[1]	SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

[2]	The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders' equity.

[3]	SunTrust presents total noninterest income and total revenue excluding realized securities gains/losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

[4]	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

SunTrust Banks, Inc. and Subsidiaries
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, continued

(Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	December 31 2005	September 30 2005	December 31 2004	December 31 2005	December 31 2004
SELECTED NON-GAAP MEASURES PRESENTED IN THE PRESS RELEASE [1]
Net income	$513,806	$510,774	$455,729	$1,982,574	$1,572,901
Merger expense, net of tax	4,053	7,505	18,461	61,158	18,461
Net income excluding merger expense	517,859	518,279	474,190	2,043,732	1,591,362
Net gain on sale of RCM assets, net of tax	—	(2,175)	—	(14,497)	—
Net income excluding merger expense and net gain on sale of RCM assets	$517,859	$516,104	$474,190	$2,029,235	$1,591,362
Diluted earnings per share	$1.41	$1.40	$1.26	$5.45	$5.19
Impact of excluding merger expense	0.02	0.02	0.05	0.17	0.06
Diluted earnings per share excluding merger expense	1.43	1.42	1.31	5.62	5.25
Impact of net gain on sale of RCM assets	—	—	—	(0.04)	—
Diluted earnings per share excluding merger expense and net gain on sale of RCM assets	$1.43	$1.42	$1.31	$5.58	$5.25
Total revenue	$1,997,498	$2,008,140	$1,859,891	$7,802,016	$6,347,999
Securities (gains)/losses	(600)	2,069	19,377	7,155	41,691
Net gain on sale of RCM assets	—	(3,508)	—	(23,382)	—
Total revenue excluding securities (gains)/losses and net gain on sale of RCM assets	$1,996,898	$2,006,701	$1,879,268	$7,785,789	$6,389,690
Noninterest income	$790,437	$832,398	$759,003	$3,147,558	$2,604,446
Net gain on sale of RCM assets	—	(3,508)	—	(23,382)	—
Noninterest income excluding net gain on sale of RCM assets	$790,437	$828,890	$759,003	$3,124,176	$2,604,446
Noninterest expense	$1,206,927	$1,177,071	$1,148,992	$4,690,729	$3,897,038
Merger expense	(6,538)	(12,104)	(28,401)	(98,642)	(28,401)
Noninterest expense excluding merger expense	$1,200,389	$1,164,967	$1,120,591	$4,592,087	$3,868,637
Efficiency ratio	60.42%	58.62%	61.78%	60.12%	61.39%
Impact of excluding merger expense	(0.33)	(0.61)	(1.53)	(1.26)	(0.45)
Efficiency ratio excluding merger expense	60.09	58.01	60.25	58.86	60.94
Impact of net gain on sale of RCM assets	—	0.10	—	0.17	—
Efficiency ratio excluding merger expense and net gain on sale of RCM assets	60.09%	58.11%	60.25%	59.03%	60.94%
Return on average total assets	1.16%	1.19%	1.16%	1.18%	1.18%
Impact of excluding merger expense	0.01	0.02	0.04	0.04	0.01
Return on average total assets excluding merger expense [2]	1.17%	1.21%	1.20%	1.22%	1.19%
Return on average total shareholders' equity	12.08%	12.05%	11.46%	12.00%	13.71%
Impact of excluding merger expense	0.09	0.17	0.47	0.37	0.16
Return on average total shareholders' equity excluding merger expense [3]	12.17%	12.22%	11.93%	12.37%	13.87%

[1]	SunTrust presents selected financial data on a basis that excludes merger expense, which represent incremental costs to integrate the operations of National Commerce Financial (‘‘NCF’’). The Company also presents selected financial data that further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

[2]	Computed by dividing annualized net income excluding merger expense by average total assets.

[3]	Computed by dividing annualized net income excluding merger expense by average total shareholders' equity.

SunTrust Banks, Inc. and Subsidiaries
QUARTER-TO-QUARTER COMPARISON — ACTUAL
APPENDIX B TO THE PRESS RELEASE

	Three Months Ended
	December 31 2005	September 30 2005	Increase/(Decrease)		Sequential Annualized [1] %	December 31 2005	December 31 2004	Increase/(Decrease)
			Amount	%				Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$1,187,036	$1,156,661	$30,375	2.6%	10.5%	$1,187,036	$1,084,204	$102,832	9.5%
Provision for loan losses	48,126	70,393	(22,267)	(31.6)	NM	48,126	37,099	11,027	29.7
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,138,910	1,086,268	52,642	4.8	19.4	1,138,910	1,047,105	91,805	8.8
NONINTEREST INCOME
Deposit and other fees [2]	369,987	368,613	1,374	0.4	1.5	369,987	356,777	13,210	3.7
Trust and investment management income	172,900	168,802	4,098	2.4	9.7	172,900	160,526	12,374	7.7
Broker / dealer revenue [3]	132,909	147,184	(14,275)	(9.7)	(38.8)	132,909	158,888	(25,979)	(16.4)
Other noninterest income	114,041	146,360	(32,319)	(22.1)	(88.3)	114,041	102,189	11,852	11.6
Noninterest income before securities gains/(losses) and net gain on sale of RCM assets [4]	789,837	830,959	(41,122)	(4.9)	(19.8)	789,837	778,380	11,457	1.5
Gain on sale of RCM assets, net of related expenses	—	3,508	(3,508)	(100.0)	NM	—	—	—	—
Noninterest income before securities gains/(losses)	789,837	834,467	(44,630)	(5.3)	(21.4)	789,837	778,380	11,457	1.5
Securities gains/(losses)	600	(2,069)	2,669	(129.0)	NM	600	(19,377)	19,977	(103.1)
Total noninterest income	790,437	832,398	(41,961)	(5.0)	(20.2)	790,437	759,003	31,434	4.1
NONINTEREST EXPENSE
Personnel expense	643,801	632,333	11,468	1.8	7.3	643,801	612,861	30,940	5.0
Net occupancy expense	83,217	79,519	3,698	4.7	18.6	83,217	78,218	4,999	6.4
Outside processing and software	92,305	92,952	(647)	(0.7)	(2.8)	92,305	81,368	10,937	13.4
Equipment expense	49,494	50,083	(589)	(1.2)	(4.7)	49,494	50,765	(1,271)	(2.5)
Marketing and customer development	50,133	38,651	11,482	29.7	NM	50,133	34,389	15,744	45.8
Other noninterest expense	245,197	216,020	29,177	13.5	54.0	245,197	231,231	13,966	6.0
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense [5]	1,164,147	1,109,558	54,589	4.9	19.7	1,164,147	1,088,832	75,315	6.9
Impairment charge on Affordable Housing Properties	8,050	25,672	(17,622)	(68.6)	NM	8,050	—	8,050	100.0
Amortization of intangible assets	28,192	29,737	(1,545)	(5.2)	(20.8)	28,192	31,759	(3,567)	(11.2)
Merger expense	6,538	12,104	(5,566)	(46.0)	NM	6,538	28,401	(21,863)	(77.0)
Total noninterest expense	1,206,927	1,177,071	29,856	2.5	10.1	1,206,927	1,148,992	57,935	5.0
INCOME BEFORE INCOME TAXES	722,420	741,595	(19,175)	(2.6)	(10.3)	722,420	657,116	65,304	9.9
Provision for income taxes	208,614	230,821	(22,207)	(9.6)	(38.5)	208,614	201,387	7,227	3.6
NET INCOME	513,806	510,774	3,032	0.6	2.4	513,806	455,729	58,077	12.7
Merger expense, net of tax	4,053	7,505	(3,452)	(46.0)	NM	4,053	18,461	(14,408)	(78.0)
NET INCOME EXCLUDING MERGER EXPENSE	517,859	518,279	(420)	(0.1)	(0.3)	517,859	474,190	43,669	9.2
Net gain on sale of RCM assets, net of tax	—	(2,175)	2,175	(100.0)	NM	—	—	—	—
NET INCOME EXCLUDING MERGER EXPENSE AND NET GAIN ON SALE OF RCM ASSETS	$517,859	$516,104	$1,755	0.3%	1.4%	$517,859	$474,190	$43,669	9.2%
REVENUE (Dollars in thousands)
Net interest income	$1,187,036	$1,156,661	$30,375	2.6%	10.5%	$1,187,036	$1,084,204	$102,832	9.5%
FTE adjustment	20,025	19,081	944	4.9	19.8	20,025	16,684	3,341	20.0
Net interest income — FTE	1,207,061	1,175,742	31,319	2.7	10.7	1,207,061	1,100,888	106,173	9.6
Noninterest income	790,437	832,398	(41,961)	(5.0)	(20.2)	790,437	759,003	31,434	4.1

	Three Months Ended
	December 31 2005	September 30 2005	Increase/(Decrease)		Sequential Annualized [1] %	December 31 2005	December 31 2004	Increase/(Decrease)
			Amount	%				Amount	%
Total revenue	1,997,498	2,008,140	(10,642)	(0.5)	(2.1)	1,997,498	1,859,891	137,607	7.4
Securities (gains)/losses	(600)	2,069	(2,669)	(129.0)	NM	(600)	19,377	(19,977)	(103.1)
Net gain on sale of RCM assets	—	(3,508)	3,508	(100.0)	NM	—	—	—	—
Total revenue excluding securities gains/losses and net gain on sale of RCM assets	$1,996,898	$2,006,701	$(9,803)	(0.5)%	(2.0)%	$1,996,898	$1,879,268	$117,630	6.3%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [6]
Commercial	$33,080	$32,713	$367	1.1%	4.5%	$33,080	$32,343	$737	2.3%
Real estate 1-4 family	30,014	28,366	1,648	5.8	23.2	30,014	22,535	7,479	33.2
Real estate commercial and construction	23,021	22,484	537	2.4	9.5	23,021	18,660	4,361	23.4
Real estate equity	13,068	12,649	419	3.3	13.2	13,068	11,016	2,052	18.6
Consumer [7]	14,373	14,382	(9)	(0.1)	(0.3)	14,373	15,390	(1,017)	(6.6)
Credit cards	272	224	48	21.4	85.4	272	193	79	41.1
Total loans	$113,828	$110,818	$3,010	2.7%	10.9%	$113,828	$100,137	$13,691	13.7%
Average deposits
Noninterest bearing deposits	$24,693	$24,522	$171	0.7%	2.8%	$24,693	$24,182	$511	2.1%
NOW accounts	17,011	16,853	158	0.9	3.8	17,011	16,941	70	0.4
Money market accounts	25,798	26,300	(502)	(1.9)	(7.6)	25,798	24,507	1,291	5.3
Savings	5,473	5,865	(392)	(6.7)	(26.7)	5,473	8,139	(2,666)	(32.8)
Consumer and other time	22,282	20,536	1,746	8.5	34.0	22,282	16,832	5,450	32.4
Total consumer and commercial deposits	95,257	94,076	1,181	1.3	5.0	95,257	90,601	4,656	5.1
Brokered and foreign deposits	21,010	17,969	3,041	16.9	67.7	21,010	10,671	10,339	96.9
Total deposits	$116,267	$112,045	$4,222	3.8%	15.1%	$116,267	$101,272	$14,995	14.8%
SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$271,974	$307,788	$(35,814)	(11.6)%	(46.5)%	$271,974	$354,241	$(82,267)	(23.2)%
Restructured loans	24,399	21,876	2,523	11.5	46.1	24,399	19,049	5,350	28.1
Total nonperforming loans	296,373	329,664	(33,291)	(10.1)	(40.4)	296,373	373,290	(76,917)	(20.6)
Other real estate owned (OREO)	30,682	26,013	4,669	18.0	71.8	30,682	28,619	2,063	7.2
Other repossessed assets	7,160	7,060	100	1.4	5.6	7,160	8,749	(1,589)	(18.2)
Total nonperforming assets	$334,215	$362,737	$(28,522)	(7.9)%	(31.5)%	$334,215	410,658	$(76,443)	(18.6)%
Allowance for loan and lease losses	$1,028,128	$1,029,855	$(1,727)	(0.2)%	(0.7)%	$1,028,128	$1,050,024	$(21,896)	(2.1)%

[1]	Multiply percentage change by 4 to calculate sequential annualized change. Any sequential annualized change over 100 percent is labeled as ‘‘NM’’. Those changes over 100 percent were not considered to be meaningful.

[2]	Includes service charges on deposits, card fees and other charges and fees.

[3]	Includes retail investment services, investment banking income and trading account profits and commissions.

[4]	SunTrust presents noninterest income before securities gains/(losses) and net gain on the sale of RCM assets. The Company believes noninterest income before securities gains/(losses) is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[5]	The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
YEAR-TO-YEAR COMPARISON — HISTORICAL COMBINED GROWTH
APPENDIX B TO THE PRESS RELEASE, continued

The year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis.

See page 16 for a reconcilement of these historical combined amounts.

	HISTORICAL COMBINED
	Twelve Months Ended
	December 31		Increase/(Decrease)
	2005	2004	Amount	%
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$4,578,966	$4,265,027	$313,939	7.4%
Provision for loan losses	176,886	179,514	(2,628)	(1.5)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,402,080	4,085,513	316,567	7.7
NONINTEREST INCOME
Deposit and other fees [1]	1,439,779	1,403,103	36,676	2.6
Trust and investment management income	673,720	635,197	38,523	6.1
Broker / dealer revenue [2]	567,438	599,155	(31,717)	(5.3)
Other noninterest income	450,394	354,375	96,019	27.1
Noninterest income before securities gains/(losses) and net gain on sale of RCM assets [3]	3,131,331	2,991,830	139,501	4.7
Gain on sale of RCM assets, net of related expenses	23,382	—	23,382	100.0
Noninterest income before securities gains/(losses)	3,154,713	2,991,830	162,883	5.4
Securities losses	(7,155)	(29,079)	21,924	(75.4)
Total noninterest income	3,147,558	2,962,751	184,807	6.2
NONINTEREST EXPENSE
Personnel expense	2,534,211	2,402,832	131,379	5.5
Net occupancy expense	312,070	308,401	3,669	1.2
Outside processing and software	357,387	306,713	50,674	16.5
Equipment expense	204,038	206,921	(2,883)	(1.4)
Marketing and customer development	156,711	138,400	18,311	13.2
Other noninterest expense	874,984	905,595	(30,611)	(3.4)
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense [4]	4,439,401	4,268,862	170,539	4.0
Impairment charge on Affordable Housing Properties	33,722	9,001	24,721	274.6
Amortization of intangible assets	118,964	116,661	2,303	2.0
Merger expense	98,642	28,401	70,241	247.3
Total noninterest expense	4,690,729	4,422,925	267,804	6.1
INCOME BEFORE INCOME TAXES	2,858,909	2,625,339	233,570	8.9
Provision for income taxes	876,335	809,466	66,869	8.3
NET INCOME	1,982,574	1,815,873	166,701	9.2
Merger expense, net of tax	61,158	18,461	42,697	231.3
NET INCOME EXCLUDING MERGER EXPENSE	2,043,732	1,834,334	209,398	11.4
Net gain on sale of RCM assets, net of tax	(14,497)	—	(14,497)	(100.0)
NET INCOME EXCLUDING MERGER EXPENSE AND NET GAIN ON SALE OF RCM ASSETS	$2,029,235	$1,834,334	$194,901	10.6%
REVENUE (Dollars in thousands)
Net interest income	$4,578,966	$4,265,027	$313,939	7.4%
FTE adjustment [5]	75,492	65,125	10,367	15.9
Net interest income — FTE	4,654,458	4,330,152	324,306	7.5
Noninterest income	3,147,558	2,962,751	184,807	6.2

	HISTORICAL COMBINED
	Twelve Months Ended
	December 31		Increase/(Decrease)
	2005	2004	Amount	%
Total revenue	7,802,016	7,292,903	509,113	7.0
Securities losses	7,155	29,079	(21,924)	(75.4)
Net gain on sale of RCM assets	(23,382)	—	(23,382)	(100.0)
Total revenue excluding securities gains/losses and net gain on sale of RCM assets	$7,785,789	$7,321,982	$463,807	6.3%
Noninterest expense	$4,690,729	$4,422,925	$267,804	6.1%
Merger expense	(98,642)	(28,401)	(70,241)	247.3
Noninterest expense excluding merger expense	$4,592,087	$4,394,524	$197,563	4.5%
Efficiency ratio	60.12%	60.65%	(0.53)	(0.9)%
Impact of excluding merger expense	(1.26)	(0.39)	(0.87)	224.7
Efficiency ratio excluding merger expense	58.86%	60.26%	(1.40)	(2.3)%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [6]
Commercial	$32,935	$32,147	$788	2.5%
Real estate 1-4 family	27,092	20,847	6,245	30.0
Real estate commercial and construction	21,567	18,081	3,486	19.3
Real estate equity	12,361	9,916	2,445	24.7
Consumer [7]	14,560	15,358	(798)	(5.2)
Credit cards	227	172	55	32.1
Total loans	$108,742	$96,521	$12,221	12.7%
Average deposits
Noninterest bearing deposits	$24,315	$23,033	$1,282	5.6%
NOW accounts	17,214	15,468	1,746	11.3
Money market accounts	25,589	24,249	1,340	5.5
Savings	6,320	8,497	(2,177)	(25.6)
Consumer and other time	19,917	15,840	4,077	25.7
Total consumer and commercial deposits	93,355	87,087	6,268	7.2
Brokered and foreign deposits	17,052	11,855	5,197	43.8
Total deposits	$110,407	$98,942	$11,465	11.5%

[1]	Includes service charges on deposits, card fees and other charges and fees.

[2]	Includes retail investment services, investment banking income and trading account profits and commissions.

[3]	SunTrust presents noninterest income before securities gains/(losses) and net gain on the sale of RCM assets. The Company believes noninterest income before securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

[4]	The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

[5]	NCF's FTE adjustments were reduced $13.1 million from the year ended 2004 to conform to SunTrust methodology.

[6]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[7]	Includes consumer direct and consumer indirect loans.

SunTrust Banks, Inc. and Subsidiaries
SUNTRUST / NCF — SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B TO THE PRESS RELEASE, continued

	Twelve Months Ended
	December 31, 2004
	SunTrust	NCF	Historical Combined
STATEMENTS OF INCOME (Dollars in thousands)
NET INTEREST INCOME	$3,685,155	$579,872	$4,265,027
Provision for loan losses	135,537	43,977	179,514
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	3,549,618	535,895	4,085,513
NONINTEREST INCOME
Deposit and other fees [1]	1,243,955	159,148	1,403,103
Trust and investment management income	586,783	48,414	635,197
Broker / dealer revenue [2]	527,340	71,815	599,155
Other noninterest income	288,059	66,316	354,375
Noninterest income before securities gains/(losses)	2,646,137	345,693	2,991,830
Securities gains/(losses)	(41,691)	12,612	(29,079)
Total noninterest income	2,604,446	358,305	2,962,751
NONINTEREST EXPENSE
Personnel expense	2,168,313	234,519	2,402,832
Net occupancy expense	268,248	40,153	308,401
Outside processing and software	286,270	20,443	306,713
Equipment expense	184,865	22,056	206,921
Marketing and customer development	128,291	10,109	138,400
Other noninterest expense	746,067	159,528	905,595
Noninterest expense before Affordable Housing impairment charge, amortization of intangible assets and merger expense	3,782,054	486,808	4,268,862
Impairment charge on Affordable Housing Properties	9,001	—	9,001
Amortization of intangible assets	77,582	39,079	116,661
Merger expense	28,401	—	28,401
Total noninterest expense	3,897,038	525,887	4,422,925
INCOME BEFORE INCOME TAXES	2,257,026	368,313	2,625,339
Provision for income taxes	684,125	125,341	809,466
NET INCOME	$1,572,901	$242,972	$1,815,873
REVENUE (Dollars in thousands)
Net interest income	$3,685,155	$579,872	$4,265,027
FTE adjustment [3]	58,398	6,727	65,125
Net interest income — FTE	3,743,553	586,599	4,330,152
Noninterest income	2,604,446	358,305	2,962,751
Total revenue	6,347,999	944,904	7,292,903
Securities (gains)/losses	41,691	(12,612)	29,079
Total revenue excluding securities gains/losses	$6,389,690	$932,292	$7,321,982
Noninterest expense	$3,897,038	$525,887	$4,422,925
Merger expense	(28,401)	—	(28,401)
Noninterest expense excluding merger expense	$3,868,637	$525,887	$4,394,524
Efficiency ratio	61.39%	55.66%	60.65
Impact of excluding merger expense	(0.45)	—	(0.39)
Efficiency ratio excluding merger expense	60.94%	55.66%	60.26

	Twelve Months Ended
	December 31, 2004
	SunTrust	NCF	Historical Combined
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [4]
Commercial	$29,070	$3,077	$32,147
Real estate 1-4 family	20,048	799	20,847
Real estate commercial and construction	15,213	2,868	18,081
Real estate equity	8,503	1,413	9,916
Consumer [5]	13,220	2,138	15,358
Credit cards	160	12	172
Total loans	$86,214	$10,307	$96,521
Average deposits
Noninterest bearing deposits	$21,047	$1,986	$23,033
NOW accounts	13,778	1,690	15,468
Money market accounts	22,865	1,384	24,249
Savings	7,225	1,272	8,497
Consumer and other time	12,177	3,663	15,840
Total consumer and commercial deposits	77,092	9,995	87,087
Brokered and foreign deposits	10,041	1,814	11,855
Total deposits	$87,133	$11,809	$98,942

[1] Includes service charges on deposits, card and other charges and fees.

[2] Includes retail investment services, investment banking income and trading account profits and commissions.

[3] NCF's FTE adjustments were reduced $13.1 million from the year ended 2004 to conform to SunTrust methodology.

[4] SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

[5] Includes consumer direct and consumer indirect loans.